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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): March 26, 1998
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                                Shiva Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

         0-24918                                         04-2889151
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(Commission File Number)                    (I.R.S. Employer Identification No.)

               28 Crosby Drive, Bedford, Massachusetts    01730
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(Address of Principal Executive Offices)                (Zip Code)

                                 (781) 687-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 26, 1998 (the "Effective Date"), Shiva Corporation ("Shiva" or the "Company") completed its acquisition of substantially all of the assets of Isolation Systems Limited, an Ontario corporation, ("Isolation Systems") for approximately U.S.$37,000,000 in cash (the "Purchase Price") pursuant to an Asset Purchase Agreement, dated as of February 18, 1998 (the "Asset Purchase Agreement"), between the Company and Isolation Systems (the "Acquisition"). In addition, the Company assumed substantially all the liabilities of Isolation Systems as part of the Acquisition, including the payment of transaction fees associated with the Acquisition approximately in the aggregate of U.S. $1,900,000.

         The Asset Purchase Agreement contains customary representations and warranties from Isolation Systems and the Company and post-closing covenants including non-competition in the virtual private network area and non-solicitation and non-hiring of former Isolation Systems' employees hired by Shiva. The terms of the Acquisition were determined on the basis of arm's-length negotiations.

         In addition, as part of the Acquisition, Shiva and Isolation Systems entered into an agreement pursuant to which Shiva has agreed to indemnify Isolation Systems for certain potential post-closing liabilities up to an amount equal to U.S.$6,500,000.

         The Company, Isolation Systems and State Street Bank and Trust Company have entered into an Escrow Agreement providing, among other things, that $1,476,409 of the Purchase Price will be held in escrow to secure certain indemnification obligations of Isolation Systems to the Company under the Asset Purchase Agreement.

         Prior to the Acquisition, Isolation Systems developed virtual private network hardware and software solutions. The Company currently intends to continue Isolation Systems' business substantially in the manner conducted by Isolation Systems immediately prior to the Acquisition.

         The Acquisition was approved by the Board of Directors of the Company, and by the Board of Directors and the stockholders of Isolation Systems. Prior to the execution of the Asset Purchase Agreement, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with Isolation Systems.


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         The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) The financial statements of the business acquired that are required to be filed pursuant to this item will be filed by amendment not later than 60 days following the date hereof.

         (b) The pro forma financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 60 days following the date hereof.

         (c) Exhibits:

         2.1 Asset Purchase Agreement, dated as of February 18, 1998, between the Company and Isolation Systems.

         The Company agrees to furnish supplementally to the Commission a copy of any omitted schedule or similar attachment to Exhibit 2.1.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 1998                 SHIVA CORPORATION




                                     /s/ Robert P. Cirrone
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                                    By:  Robert P. Cirrone
                                         Senior Vice President, Finance and
                                         Administration and Chief Financial
                                         Officer


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                                INDEX TO EXHIBITS


Exhibit Number                      Description
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     2.1           Asset Purchase Agreement, dated as of February 18, 1998,
                   between the Company and Isolation Systems.